UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

September 23rd, 2014	(September 18, 2014)
Date of report	(Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2014, the board of directors of Hexcel Corporation (the “Company”) authorized the Company to enter into an Indemnification Agreement with each of the current directors and executive officers of the Company (collectively, the “Indemnitees”). The Indemnification Agreements clarify and supplement indemnification provisions already contained in the Company’s Bylaws and generally provide that the Company shall indemnify the Indemnitees to the fullest extent permitted by Delaware law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses.

The description of the Indemnification Agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement between the Company and each of the Indemnitees which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of September 18, 2014, Hexcel’s bylaws were amended to adopt (i) a provision providing that the Court of Chancery of the State of Delaware shall be the exclusive forum for stockholder litigation and (ii) provisions related to the advance notification requirements by stockholders seeking to present proposals or director nominees at meetings, including (a) that an adjournment or postponement of a stockholder meeting will not extend or commence a new notice period, (b) disclosure requirements on arrangements regarding managing risks or benefits from share price changes and increasing or decreasing the voting power or economic interest of the stockholder, (c) disclosure requirements by a nominee regarding arrangements to act or vote on any issue and compensation from others for service as a director and (d) required representations by a nominee to comply with Hexcel’s confidentiality, insider trading, and conflict of interest and ethics policies.

Hexcel’s bylaws, as amended and restated to reflect these changes, are filed as Exhibit 3 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3	Bylaws of Hexcel Corporation, amended and restated as of September 18, 2014

99.1	Form of Indemnification Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

September 23, 2014	/s/ Ira J. Krakower
Ira J. Krakower
Senior Vice President

Exhibit Index

Exhibit No.	Description

3	Bylaws of Hexcel Corporation, amended and restated as of September 18, 2014

99.1	Form of Indemnification Agreement

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